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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


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                                    FORM 8-K
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                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


                                  JULY 24, 2001
                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)




                             AMKOR TECHNOLOGY, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


      000-29472                                      23-1722724
COMMISSION FILE NUMBER                 (I.R.S. EMPLOYER IDENTIFICATION NUMBER)


                              1345 ENTERPRISE DRIVE
                             WEST CHESTER, PA 19380
                                 (610) 431-9600
              (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES AND ZIP CODE)


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ITEM 5.    OTHER EVENTS.

      On July 24, 2001 we issued a press release (attached hereto as Exhibit 99.1) announcing our financial results for the quarter ended June 30, 2001.


ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

     (c)  Exhibits.

          99.1      Text of Press Release dated July 24, 2001

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                                   SIGNATURES


        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      AMKOR TECHNOLOGY, INC.

                                      By: /s/ KENNETH T. JOYCE
                                      ------------------------
                                      Kenneth T. Joyce
                                      Chief Financial Officer

                                      Dated: July 26, 2001